                                                      P I M C O

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                                                   A CLOSED-END
                                              FUND SPECIALIZING
                                                 IN INVESTMENTS
                                                  IN COMMERCIAL
                                                MORTGAGE-BACKED
                                                     SECURITIES





                                              DECEMBER 31, 2000
                                                  ANNUAL REPORT

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages over $215 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:
         Pacific Investment Management Company LLC/
            Newport Beach, California
         Oppenheimer Capital/New York, New York
         Cadence Capital Management/Boston, Massachusetts
         NFJ Investment Group/Dallas, Texas
         Parametric Portfolio Associates/Seattle, Washington
         PIMCO Equity Advisors/New York, New York,
            a division of PIMCO Advisors L.P.
         PIMCO/Allianz International Advisors LLC/
            New York, New York

Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income investment efforts of Allianz AG. Key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately $600 billion as of December 31, 2000, including more than 300 mutual funds for retail and institutional clients around the world.

LETTER TO OUR SHAREHOLDERS


For the fiscal year ended December 31, 2000, the PIMCO Commercial Mortgage Securities Trust returned 10.50% based on net asset value and a favorable 16.60% return based on its NYSE share price. In comparison, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returned 11.63% for the same period. Longer-term performance has continued to be strong with the Fund posting an annualized return based on NYSE share price of 10.30% and a return based on net asset value of 7.95% for the five-year period ended December 31, 2000, outperforming the Index return of 6.46% over the same period.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find specific details as to the Fund's portfolio and total return investment performance in light of economic and financial market activities.

We are optimistic that 2001 will be a successful year for Fund investors. As always, we appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this annual report.


                                        Sincerely,

                                        /s/ Brent R. Harris

                                        Brent R. Harris
                                        Chairman of the Board
                                        January 31, 2001

                                                                               1
                                                                   ANNUAL REPORT
                                                               December 31, 2000

ABOUT THE FUND


Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gains from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "PCM." Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.


2
ANNUAL REPORT
December 31, 2000

YEAR IN REVIEW


Economic and Market Review

The short and long ends of the Treasury market diverged during the first quarter of 2000. Short-term Treasury yields rose in anticipation of more tightening by the Federal Reserve, with the 3-month Treasury yield increasing 0.57% to end the quarter at 5.89%. In marked contrast, the 30-year Treasury yield fell 0.64%, closing the first quarter at 5.84%, as investors grew concerned that the U.S. government's debt buyback would create a scarcity of long-term Treasuries.

The market correctly anticipated the Fed's intentions, as the central bank raised the federal funds rate twice in 0.25% increments during the first quarter in its continuing effort to temper the high-flying U.S. economy and combat the prospect of rising inflation. In a press release accompanying the second action, the Fed suggested that more rate hikes were to be expected.

--------------------------------------------------------------------------------
Treasury Yield Curves
--------------------------------------------------------------------------------

                                    [GRAPH]

                          12/31/1999    6/30/2000     12/31/2000

                  3 Mos.    5.312         5.860         5.890
                  6 Mos.    5.726         6.215         5.699
                  1 Yr.     5.962         6.062         5.361
                  2 Yrs.    6.235         6.358         5.091
                  3 Yrs.    6.289         6.269         5.033
                  5 Yrs.    6.342         6.179         4.974
                  10 Yrs.   6.435         6.023          5.11
                  30 Yrs.   6.479         5.896         5.456

During the second quarter, short and intermediate interest rates fell modestly amid cautious optimism that Federal Reserve tightening was beginning to cool the economy and contain inflation. Yields declined an average of 0.15% on 1-year, 2-year and 5-year Treasuries over the second quarter. In contrast, the 30-year Treasury yield increased 0.06%, closing the second quarter at 5.90%.

The Federal Reserve raised the federal funds rate by 0.50% to 6.50% on May 16, 2000, the highest level in nine years. The size of the increase confirmed that the central bank's prior policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% in each of the previous three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.


                                                                               3
                                                                   ANNUAL REPORT
                                                               December 31, 2000

--------------------------------------------------------------------------------
Federal Open Market Committee Federal Funds Rate Changes
--------------------------------------------------------------------------------
Fed Funds Target Rate (%)

                                        Fed Funds
                       Date            Target Rate
                       ============================
                        4-Feb-94               3.00
                       22-Mar-94               3.25
                       18-Apr-94               3.50
                       17-May-94               3.75
                        6-Jul-94               4.25
                       16-Aug-94               4.25
                       27-Sep-94               4.75
                       15-Nov-94               4.75
                       20-Dec-94               5.50
                        1-Feb-95               5.50
                       28-Mar-95               6.00
                       23-May-95               6.00
                        6-Jul-95               6.00
                       22-Aug-95               5.75
                       26-Sep-95               5.75
                       15-Nov-95               5.75
                       19-Dec-95               5.75
                       31-Jan-96               5.50
                       26-Mar-96               5.25
                       21-May-96               5.25
                        3-Jul-96               5.25
                       20-Aug-96               5.25
                       24-Sep-96               5.25
                       13-Nov-96               5.25
                       17-Dec-96               5.25
                        5-Feb-97               5.25
                       25-Mar-97               5.25
                       20-May-97               5.50
                        2-Jul-97               5.50
                       19-Aug-97               5.50
                       30-Sep-97               5.50
                       12-Nov-97               5.50
                       16-Dec-97               5.50
                        4-Feb-98               5.50
                       31-Mar-98               5.50
                       19-May-98               5.50
                       30-Jun-98               5.50
                       18-Aug-98               5.50
                       29-Sep-98               5.50
                       15-Oct-98               5.25
                       17-Nov-98               5.00
                       22-Dec-98               4.75
                        3-Feb-99               4.75
                       30-Mar-99               4.75
                       18-May-99               4.75
                       30-Jun-99               4.75
                       24-Aug-99               5.00
                        5-Oct-99               5.25
                       16-Nov-99               5.25
                       21-Dec-99               5.50
                        2-Feb-00               5.50
                       21-Mar-00               5.75
                       16-May-00               6.00
                       28-Jun-00               6.50
                       22-Aug-00               6.50
                        3-Oct-00               6.50
                       15-Nov-00               6.50
                       19-Dec-00               6.50
                        3-Jan-01               6.50
                       31-Jan-01               6.00

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices.

Intermediate maturity Treasuries rallied in the third quarter as yields on two, five and 10-year notes fell as much as 0.39%. With yields on 30-year Treasuries remaining virtually unchanged, the long end of the yield curve reverted to a positive slope for the first time since mid-January 2000. However, yields on 3-month Treasuries increased by 0.34% to finish the quarter at 6.20%.

The dis-inversion of the long end of the yield curve came amid shifting market sentiment about the economy, Federal Reserve policy and the U.S. budget surplus. Oil prices hit their highest levels in a decade, which raised concerns about the potential for accelerating inflation, causing 30-year bonds to lose their appeal relative to less inflation-sensitive, shorter-maturity debt. Disappointing corporate earnings, reduced manufacturing activity, an up-tick in unemployment and slower retail sales were indications that growth was slowing.

Treasuries rallied in the fourth quarter, capping a strong year of double-digit returns. Yields fell across the maturity spectrum during the quarter amid clear signs of slower growth and conviction that the Federal Reserve would soon cut interest rates. Yields decreased over the fourth quarter in a range from 0.31% for 3-month Treasuries to as much as 0.88% for the intermediate 2-year Treasury. For the year, yields declined up to 1.37%, with the sharpest declines in the middle of the yield curve. The rally in intermediates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.


4
ANNUAL REPORT
December 31, 2000

The central bank shifted emphasis away from inflation at its December meeting after having left rates unchanged during the second half of the year. Language in the Fed's December press release set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The fourth quarter provided abundant evidence of a weakening economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding near record highs for most of the year. Industrial production declined, while dozens of companies ranging from household goods to software to autos issued warnings that profits would slow.

--------------------------------------------------------------------------------
Movements of Core CPI and Core PPI during the Past 2 1/2 Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                       CPI & PPI Y/Y Percent Change (%)

                                     CPI Core                     Core PPI
           ---------------------------------------------------------------
               Jun-98                     1.6                         -0.7
               Jul-98                     1.7                         -0.2
               Aug-98                     1.7                         -0.8
               Sep-98                     1.4                         -0.9
               Oct-98                     1.4                         -0.7
               Nov-98                     1.5                         -0.6
               Dec-98                     1.6                          0.0
               Jan-99                     1.7                          0.8
               Feb-99                     1.7                          0.5
               Mar-99                     1.8                          0.8
               Apr-99                     2.3                          1.2
               May-99                     2.1                          1.4
               Jun-99                     2.0                          1.5
               Jul-99                     2.1                          1.5
               Aug-99                     2.3                          2.3
               Sep-99                     2.6                          3.1
               Oct-99                     2.6                          2.8
               Nov-99                     2.6                          3.1
               Dec-99                     2.7                          2.9
               Jan-00                     2.7                          2.5
               Feb-00                     3.2                          4.0
               Mar-00                     3.7                          4.5
               Apr-00                     3.0                          3.9
               May-00                     3.1                          3.9
               Jun-00                     3.7                          4.3
               Jul-00                     3.7                          4.3
               Aug-00                     3.4                          3.4
               Sep-00                     3.5                          3.3
               Oct-00                     3.4                          3.6
               Nov-00                     3.4                          3.7
               Dec-00                     3.4                          3.6

--------------------------------------------------------------------------------
Movements of GDP during the Past 2 1/2 Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Annualized Quarterly Percent Change (%)

                            Jun-98           2.2
                            Sept-98          3.8
                            Dec-98           5.9
                            Mar-99           3.7
                            Jun-99           1.9
                            Sept-99          5.7
                            Dec-99           7.3
                            Mar-00           5.5
                            Jun-00           1.3
                            Sept-00          2.2
                            Dec-00           1.4

                                                                               5
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Dividends

The Fund maintained an uninterrupted and constant dividend throughout the year, holding the monthly per share rate steady at $0.09375. In addition, a special dividend of $0.19 per share was declared towards the end of the quarter from ordinary income accumulated over the year in excess of the Fund's regular monthly distributions. These dividend payouts, excluding the special dividend, equate to an annualized dividend yield of 8.96% based on the Fund's NYSE share trading price as of December 31, 2000.

Performance

For the 12-month period ended December 31, 2000, the Fund delivered a total return investment performance of 10.50% based on net asset value and a 16.60% return based on its NYSE share price. The Fund's total return based on NYSE share price outperformed the 11.63% return of the Lehman Brothers Aggregate Bond Index over the fiscal period. Fund performance was helped significantly when the S&P, Moody's, and Fitch IBCA, three national rating agencies, upgraded a number of the Fund's holdings.

--------------------------------------------------------------------------------
Growth of $10,000 Net Investment in the Fund
--------------------------------------------------------------------------------

               Month            Net              NYSE      Lehman Brothers
                               Asset            Market     Aggregate Bond
                               Value            Value           Index

             08/31/1993      10,000.00        10,000.00       10,000.00
             09/30/1993       9,992.83        10,000.00       10,027.47
             10/31/1993      10,014.34        10,483.87       10,064.94
             11/30/1993      10,021.51         9,767.03        9,979.32
             12/31/1993      10,043.01         9,946.24       10,033.40
             01/31/1994      10,130.60         9,672.49       10,168.87
             02/28/1994       9,970.02         9,398.74        9,992.20
             03/31/1994       9,897.95         9,421.55        9,745.85
             04/30/1994       9,786.15         8,955.14        9,668.03
             05/31/1994       9,853.23         9,328.27        9,666.67
             06/30/1994       9,801.99         9,165.02        9,645.31
             07/31/1994       9,893.38         9,260.49        9,836.90
             08/31/1994      10,022.86         9,546.90        9,849.10
             09/30/1994       9,916.23         9,666.23        9,704.14
             10/31/1994       9,802.94         8,982.76        9,695.50
             11/30/1994       9,779.58         8,689.85        9,673.96
             12/31/1994       9,881.78         8,909.53        9,740.76
             01/31/1995      10,067.91         9,284.94        9,933.54
             02/28/1995      10,407.85         9,663.40       10,169.72
             03/31/1995      10,515.93         9,739.69       10,232.11
             04/30/1995      10,738.74        10,124.15       10,375.04
             05/31/1995      11,143.49        10,408.25       10,776.52
             06/30/1995      11,245.64        10,798.55       10,855.53
             07/31/1995      11,165.64        10,667.50       10,831.28
             08/31/1995      11,285.96        10,852.34       10,962.00
             09/30/1995      11,407.12        10,400.16       11,068.65
             10/31/1995      11,630.98        10,802.22       11,212.59
             11/30/1995      11,770.92        10,775.22       11,380.61
             12/31/1995      11,989.26        10,856.85       11,540.33
             01/31/1996      12,122.44        11,377.76       11,616.96
             02/29/1996      11,942.57        11,681.53       11,415.03
             03/31/1996      11,796.58        11,375.59       11,335.68
             04/30/1996      11,844.11        11,179.46       11,271.94
             05/31/1996      11,856.36        11,038.30       11,249.05
             06/30/1996      11,931.47        11,123.65       11,400.11
             07/31/1996      12,133.56        11,714.24       11,431.31
             08/31/1996      12,219.16        11,917.21       11,412.15
             09/30/1996      12,378.91        11,771.16       11,611.03
             10/31/1996      12,697.17        12,153.72       11,868.23
             11/30/1996      12,989.67        12,420.51       12,071.51
             12/31/1996      13,002.57        12,438.43       11,959.28
             01/31/1997      12,968.19        12,770.52       11,995.90
             02/28/1997      13,143.66        12,618.49       12,025.74
             03/31/1997      13,099.19        12,894.14       11,892.47
             04/30/1997      13,286.77        13,048.37       12,070.50
             05/31/1997      13,553.63        13,141.58       12,184.60
             06/30/1997      13,694.71        13,798.66       12,329.22
             07/31/1997      14,024.48        13,956.18       12,661.70
             08/31/1997      13,938.69        14,051.33       12,553.70
             09/30/1997      14,192.79        14,083.27       12,738.85
             10/31/1997      14,297.37        14,051.11       12,923.65
             11/30/1997      14,341.76        14,472.00       12,983.16
             12/31/1997      14,468.17        14,478.52       13,113.88
             01/31/1998      14,606.69        14,643.80       13,282.24
             02/28/1998      14,694.01        15,009.89       13,271.65
             03/31/1998      14,739.92        14,909.38       13,317.85
             04/30/1998      14,722.75        14,943.11       13,387.36
             05/31/1998      14,971.41        14,705.38       13,514.35
             06/30/1998      15,264.58        14,876.37       13,628.97
             07/31/1998      15,387.20        15,324.04       13,657.96
             08/31/1998      15,380.42        15,358.71       13,880.23
             09/30/1998      15,559.29        15,114.37       14,205.25
             10/31/1998      15,475.45        14,938.62       14,130.14
             11/30/1998      15,479.60        15,186.42       14,210.34
             12/31/1998      15,528.36        15,906.52       14,253.06
             01/31/1999      15,668.21        15,942.67       14,354.79
             02/28/1999      15,558.69        15,687.88       14,104.20
             03/31/1999      15,711.93        15,504.61       14,182.36
             04/30/1999      15,831.62        15,541.53       14,227.29
             05/31/1999      15,789.51        15,727.43       14,102.68
             06/30/1999      15,653.55        16,438.91       14,057.75
             07/31/1999      15,775.75        16,099.58       13,997.90
             08/31/1999      15,839.50        15,909.72       13,990.92
             09/30/1999      15,808.15        15,565.52       14,153.20
             10/31/1999      15,752.51        15,681.11       14,205.42
             11/30/1999      15,878.22        14,788.37       14,204.40
             12/31/1999      15,907.21        15,203.07       14,135.91
             01/31/2000      15,862.47        15,084.30       14,089.62
             02/29/2000      15,954.16        15,204.01       14,260.02
             03/31/2000      16,159.22        16,048.68       14,447.87
             04/30/2000      16,214.41        16,170.26       14,406.50
             05/31/2000      15,990.44        15,557.75       14,399.89
             06/30/2000      16,481.74        16,092.81       14,699.48
             07/31/2000      16,680.03        16,383.14       14,832.91
             08/31/2000      16,866.77        16,338.67       15,047.90
             09/30/2000      16,897.84        16,299.25       15,142.50
             10/31/2000      17,034.60        15,535.22       15,242.71
             11/30/2000      17,265.29        16,990.31       15,491.94
             12/31/2000      17,577.89        17,726.85       15,779.32

The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through December 31, 2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund's NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
Investment Performance for the Periods Ended 12/31/2000
--------------------------------------------------------------------------------
                                                                          Since
                                                                      Inception
                                          1 Year*   3 Years*  5 Years*   9/2/93*
--------------------------------------------------------------------------------
Fund Net Asset Value                      10.50%      6.70%     7.95%     7.99%

Fund NYSE Market Value                    16.60%      6.98%    10.30%     8.12%

Lehman Brothers
   Aggregate Bond Index                   11.63%      6.36%     6.46%       N/A

* Average annual total return


6
ANNUAL REPORT
December 31, 2000

Share price performance was significantly boosted over the year as the Fund's trading discount to its net asset value narrowed from (6.90)% to (2.31)%. Towards the middle of the twelve-month period, the discount to net asset value temporarily spiked to a wide of over (13)% in early June as concerns about potential inflation permeated the marketplace.

--------------------------------------------------------------------------------
Premium/(Discount) to Net Asset Value
--------------------------------------------------------------------------------

                                    [GRAPH]


                              DATE          PREMIUM/
                                           (DISCOUNT)

                           11/27/1998        -3.88%
                           12/03/1998        -3.92%
                           12/10/1998        -3.09%
                           12/17/1998        -3.74%
                           12/24/1998        -2.54%
                           12/31/1998         0.15%
                           01/07/1999        -2.27%
                           01/14/1999        -0.82%
                           01/21/1999        -1.41%
                           01/28/1999        -0.98%
                           02/04/1999        -0.22%
                           02/11/1999        -0.91%
                           02/18/1999        -2.06%
                           02/25/1999        -1.44%
                           03/04/1999        -2.21%
                           03/11/1999        -0.81%
                           03/18/1999        -0.86%
                           03/25/1999        -0.55%
                           04/01/1999        -2.65%
                           04/08/1999        -2.09%
                           04/15/1999        -3.60%
                           04/22/1999        -3.60%
                           04/29/1999        -3.95%
                           05/06/1999        -3.88%
                           05/13/1999        -3.88%
                           05/20/1999        -4.06%
                           05/27/1999        -2.24%
                           06/03/1999        -1.73%
                           06/10/1999        -0.02%
                           06/17/1999        -0.19%
                           06/24/1999         1.05%
                           07/01/1999         1.35%
                           07/08/1999         3.55%
                           07/15/1999        -0.65%
                           07/22/1999        -1.88%
                           07/29/1999        -0.77%
                           08/05/1999         0.15%
                           08/12/1999        -1.84%
                           08/19/1999        -1.56%
                           08/26/1999        -1.61%
                           09/02/1999        -1.54%
                           09/09/1999        -0.97%
                           09/16/1999        -2.21%
                           09/23/1999        -3.85%
                           09/30/1999        -3.92%
                           10/07/1999        -5.61%
                           10/16/1999        -6.56%
                           10/21/1999        -7.65%
                           10/28/1999        -3.70%
                           11/04/1999        -5.94%
                           11/11/1999        -5.13%
                           11/18/1999        -6.01%
                           11/24/1999        -8.80%
                           12/02/1999        -9.27%
                           12/09/1999       -11.54%
                           12/16/1999       -11.19%
                           12/23/1999       -12.02%
                           12/30/1999        -7.76%
                           01/06/2000        -6.13%
                           01/13/2000        -4.86%
                           01/20/2000        -6.81%
                           01/27/2000        -7.02%
                           02/03/2000        -7.64%
                           02/10/2000        -4.98%
                           02/17/2000        -1.78%
                           02/24/2000        -6.40%
                           03/02/2000        -8.69%
                           03/09/2000        -8.48%
                           03/16/2000        -8.49%
                           03/23/2000        -7.46%
                           03/30/2000        -5.67%
                           04/06/2000        -7.34%
                           04/13/2000        -5.79%
                           04/20/2000        -4.82%
                           04/27/2000        -5.88%
                           05/04/2000        -6.47%
                           05/11/2000        -9.15%
                           05/18/2000        -6.15%
                           05/22/2000        -6.03%
                           06/01/2000        -5.90%
                           06/08/2000       -13.10%
                           06/15/2000        -5.20%
                           06/22/2000        -3.88%
                           06/29/2000        -4.07%
                           06/30/2000        -5.13%
                           07/06/2000        -5.30%
                           07/13/2000        -1.83%
                           07/20/2000        -3.21%
                           07/27/2000        -5.01%
                           08/03/2000        -4.82%
                           08/10/2000        -6.23%
                           08/17/2000        -4.51%
                           08/24/2000        -4.78%
                           08/31/2000        -5.93%
                           09/07/2000        -5.60%
                           09/14/2000        -0.52%
                           09/21/2000        -5.04%
                           09/28/2000        -5.90%
                           10/05/2000        -6.69%
                           10/12/2000        -5.79%
                           10/19/2000        -4.97%
                           12/26/2000        -0.44%
                           11/02/2000        -2.00%
                           11/09/2000        -3.02%
                           11/16/2000        -4.22%
                           11/24/2000        -6.37%
                           11/30/2000        -0.60%
                           12/07/2000        -6.95%
                           12/14/2000        -3.81%
                           12/21/2000        -4.46%
                           12/28/2000        -3.56%
                           12/29/2000        -2.31%


CMBS Issuance

CMBS issuance during 2000 totaled $61.0 billion, representing a 7.6% decrease from the previous year-end total of $66.0 billion. Issuance of new CMBS securities has been limited by rising interest rates, however, this has had the positive effect of sustaining existing CMBS. This decline in new issuance of CMBS represents the continuation of a trend that occurred over the course of 1999. New issuance of CMBS declined from $80.0 billion in 1998 to $66.0 billion in 1999, representing a 17.5% decrease. This decline in issuance was directly attributable to the slowdown in commercial-mortgage originations. The expectation of higher rates caused many borrowers who do not need to refinance to limit new issuance. In addition, there was a slowdown in REIT acquisition activity due to capital constraints. The overall effect of this decline in issuance has resulted in relatively smaller deals involving more traditional property types as well as more single borrower transactions.

--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities Issuance (dollars in billions)
--------------------------------------------------------------------------------

                                    [GRAPH]

                             (dollars in billions)

                             Year        Issuance
                            ------      ----------
                             1990           5.6
                             1991           8.6
                             1992          14.4
                             1993          17.4
                             1994          20.1
                             1995          18.8
                             1996          30.2
                             1997          44.0
                             1998          80.0
                             1999          66.0
                             2000          61.0



                                                                               7
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Credit Spreads

Treasuries outpaced most credit-sensitive fixed income sectors for the fourth quarter and the full year. Corporates lagged well behind Treasuries, weighed down by rising defaults and concern that profits and cash flow would erode further as the economy slowed. Mortgages, including commercial mortgage backed issues, fared better than corporates, posting duration-adjusted returns close to Treasuries for the fourth quarter. Mortgages' strong credit quality and relatively high yields offset heightened market volatility. Yield spreads between CMBS and 10-year Treasuries increased over the first quarter with spreads on AAA-rated CMBS increasing 0.44% and spreads on A-rated CMBS up by 0.35%. During the second quarter, Treasuries and agency mortgages outperformed as investors continued to favor securities with superior credit quality. Yield spreads between

--------------------------------------------------------------------------------
Comparative Changes in Yield Spreads Over 10-Year Treasuries*
--------------------------------------------------------------------------------

                                    [GRAPH]

             AAA-          A-          AAA-            A-
            Rated        Rated         Rated         Rated
             CMBS         CMBS       Corporates    Corporates

31-Dec-96    70            95            35            55
31-Mar-97    65            85            39            57
30-Jun-97    63            75            35            48
30-Sept-97   63            78            35            58
31-Dec-97    78           105            47            57
31-Mar-98    80           105            55            80
30-Jun-98    85           110            56            84
30-Sept-98  145           190            65           119
31-Dec-98   136           186            62           107
31-Mar-99   122           150            68            99
30-Jun-99   123           158            85           123
30-Sept-99  142           190            78           119
31-Dec-99   120           160            67           115
31-Mar-00   164           195           115           153
30-Jun-00   163           196           109           149
30-Sept-00  151           181           122           171
31-Dec-00   146           183           117           163

*7 to 10 year U.S. Treasury Bonds as of December 31, 2000


CMBS and 10-year Treasuries leveled-off over the second quarter with spreads on both AAA-rated and A-rated CMBS remaining around 1.63% and 1.96%, respectively. Yield spreads between CMBS and 10-year Treasuries narrowed over the third quarter with spreads on both AAA-rated and A-rated CMBS declining 0.12% and 0.15%, respectively, as CMBS benefited from low market volatility and attractive yield premiums. Towards the end of 2000, yield spreads between CMBS and 10-year Treasuries were mixed.


8
ANNUAL REPORT
December 31, 2000

Quality Ratings

Throughout the 12-month period, the portfolio's average quality has continued to revolve around a BBB rating. Every portfolio holding is regularly scrutinized and evaluated in an effort to assure that each security retains healthy characteristics and that each remains a viable holding in relation to the portfolio. We also focus our security selection process on the potential that a particular bond may be upgraded in the future. As highlighted below, this strategy was rewarded over the course of the 12-month period.

--------------------------------------------------------------------------------
Upgraded Securities during the Past 12 Months
--------------------------------------------------------------------------------

                                             New      Prior            Rating   % of Net
Security Description                      Rating     Rating           Service    Assets
----------------------------------------------------------------------------------------
Aetna Commercial Trust
    7.100% due 12/26/2030                    AAA        AA+             FITCH      0.7%
Asset Securitization Corp.
    7.384% due 08/13/2029                     A+          A             FITCH      0.5%
Blackrock Capital Financial
    8.480% due 10/25/2026                    BB+         BB             FITCH      1.6%
Donaldson, Lufkin & Jenrette, Inc.
    7.350% due 12/18/2003                     A+          A             FITCH      2.1%
First Boston Mortgage Securities Corp.
    7.672% due 01/25/2028                    BBB         B+             FITCH      0.9%
Hotel First
    8.520% due 08/05/2008                    AA+         AA             FITCH      1.9%
LTC Commercial Corp.
    9.300% due 06/15/2026                    AAA         AA               S&P      2.8%
Merrill Lynch Mortgage Investors, Inc.
    9.407% due 11/25/2020                 AAA/AA      BBB/A         S&P/FITCH      1.8%
Nomura Asset Securities Corp.
    10.003% due 09/11/2019                   AA+         AA             FITCH      2.3%
Prudential Securities Secured Financing Corp.
    7.610% due 12/26/2022                   BBB+        BBB             FITCH      0.7%
Sasco Floating Rate Commercial Mortgage Trust
    7.197% due 04/25/2003               BBB/Baa2    BB+/Ba1     FITCH/Moody's      1.7%
Structured Asset Securities Corp.
    7.750% due 02/25/2028                  AA/A+   BBB/BBB+         S&P/FITCH      2.7%
                                                                               -------
                                                                                  19.7%

--------------------------------------------------------------------------------
Portfolio Composition
By Quality Rating*
--------------------------------------------------------------------------------

                                    [GRAPH]

                             AAA             29.6%
                             AA               7.6%
                             A                8.0%
                             BBB             27.4%
                             BB              21.4%
                             B                6.0%


* As rated by Standard & Poor's or the equivalent by Moody's, Duff & Phelps or Fitch IBCA


                                                                               9
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Sector Allocations

The Fund features its greatest sector concentrations in multi-class and multi-family CMBS. Multi-class CMBS provides diversification benefits and multi-family CMBS is selected due to the traditional and stable nature of the property type. Over the past several years, real estate fundamentals have remained solid with all sectors performing relatively well. We do not see any major change in the near term, however, we will continue to monitor the portfolio with regards to changes in the real estate market and make adjustments when appropriate.

--------------------------------------------------------------------------------
Portfolio Composition
By Commercial Mortgage Type
--------------------------------------------------------------------------------

                                    [GRAPH]

                      Multi-Class               38.7%
                      Multi-Family              17.1%
                      Healthcare                15.1%
                      Asset-Backed Securities   14.2%
                      Hospitality                8.3%
                      Industrials                1.8%
                      Utilities                  1.4%
                      Retail                     1.2%
                      Other                      2.2%

                      * A mix of all type of commercial properties


Market Outlook

Global growth may decelerate sharply as a U.S. slowdown spills over into other developed and emerging economies. The landing will be hardest in the U.S., where previously exuberant investment and consumer spending will slow substantially. The investment-spending boom that fueled the rapidly growing New Economy has been justifying itself until recently. Investment in productivity-enhancing information technology boosted profitability and returns, begetting higher asset values and lower capital costs, prompting still more investment.



10
ANNUAL REPORT
December 31, 2000

This cycle is now reversing itself. Reduced earnings growth and concern about high levels of corporate debt led to a dramatic re-pricing of risk in equity, corporate bond and bank loan markets in 2000. Heightened risk aversion among suppliers of capital, combined with lower profits and returns as the economy cools, point to a sharp slowdown in investment spending.

The U.S. consumption binge will slow along with investment as confidence erodes further. Softer equity markets mean that consumers can no longer count on capital gains to supplement disposable income. Slowing corporate profits translate into more insecurity about future income and employment. Stability in the housing sector may partially offset weaker investment and consumer spending. Lower mortgage rates will stimulate housing starts, boosting sectors of the economy related to housing, such as consumer durables. We expect protracted Fed easing as the economy slows, while Federal budget surpluses also provide room for fiscal surpluses. However, these effects will arrive with a lag over the next 12 to 18 months.

Emphasis on high quality assets will continue to be rewarded as the economy slows and credit quality comes under increasing pressure. Mortgages offer a high quality alternative to short-term corporates, but mortgage investors will face greater refinancing risk as decelerating growth puts a ceiling on interest rates. Increasing the portfolio's overall interest rate sensitivity, or duration, is one way to offset heightened refinancing risk.

--------------------------------------------------------------------------------
30 Year and 3 Month Treasury Yields
--------------------------------------------------------------------------------

                                    [GRAPH]


                     Month          3-Month        30-Year
                                    Treasury       Treasury
                                      Bill

                    Dec-1980         15.661         11.980
                    Jan-1981         14.724         12.280
                    Feb-1981         14.905         12.970
                    Mar-1981         13.478         12.650
                    Apr-1981         13.635         13.650
                    May-1981         16.295         13.060
                    Jun-1981         14.557         13.300
                    Jul-1981         14.699         13.960
                    Aug-1981         15.612         14.780
                    Sep-1981         14.951         15.190
                    Oct-1981         13.873         14.360
                    Nov-1981         11.269         12.910
                    Dec-1981         10.926         13.650
                    Jan-1982         12.412         13.910
                    Feb-1982         13.780         13.830
                    Mar-1982         12.493         13.680
                    Apr-1982         12.821         13.390
                    May-1982         12.148         13.390
                    Jun-1982         12.108         13.910
                    Jul-1982         11.914         13.420
                    Aug-1982          9.006         12.500
                    Sep-1982          8.196         11.790
                    Oct-1982          7.750         11.010
                    Nov-1982          8.042         10.700
                    Dec-1982          8.013         10.430
                    Jan-1983          7.810         10.990
                    Feb-1983          8.130         10.510
                    Mar-1983          8.304         10.690
                    Apr-1983          8.252         10.380
                    May-1983          8.185         10.960
                    Jun-1983          8.820         10.980
                    Jul-1983          9.120         11.820
                    Aug-1983          9.390         11.930
                    Sep-1983          9.050         11.410
                    Oct-1983          8.710         11.790
                    Nov-1983          8.710         11.640
                    Dec-1983          8.960         11.870
                    Jan-1984          8.930         11.750
                    Feb-1984          9.030         12.170
                    Mar-1984          9.440         12.480
                    Apr-1984          9.690         12.840
                    May-1984          9.900         13.740
                    Jun-1984          9.940         13.640
                    Jul-1984         10.130         12.770
                    Aug-1984         10.490         12.510
                    Sep-1984         10.410         12.250
                    Oct-1984          9.970         11.560
                    Nov-1984          8.790         11.530
                    Dec-1984          8.160         11.530
                    Jan-1985          7.760         11.210
                    Feb-1985          8.220         11.880
                    Mar-1985          8.570         11.640
                    Apr-1985          8.000         11.460
                    May-1985          7.560         10.560
                    Jun-1985          7.010         10.440
                    Jul-1985          7.050         10.660
                    Aug-1985          7.180         10.470
                    Sep-1985          7.080         10.560
                    Oct-1985          7.170         10.250
                    Nov-1985          7.200          9.840
                    Dec-1985          7.070          9.270
                    Jan-1986          7.040          9.320
                    Feb-1986          7.030          8.280
                    Mar-1986          6.590          7.440
                    Apr-1986          6.060          7.450
                    May-1986          6.120          7.750
                    Jun-1986          6.210          7.230
                    Jul-1986          5.840          7.420
                    Aug-1986          5.570          7.200
                    Sep-1986          5.190          7.590
                    Oct-1986          5.180          7.610
                    Nov-1986          5.350          7.400
                    Dec-1986          5.490          7.490
                    Jan-1987          5.450          7.470
                    Feb-1987          5.590          7.460
                    Mar-1987          5.560          7.910
                    Apr-1987          5.760          8.440
                    May-1987          5.750          8.640
                    Jun-1987          5.690          8.490
                    Jul-1987          5.780          8.900
                    Aug-1987          6.000          9.150
                    Sep-1987          6.320          9.740
                    Oct-1987          6.400          9.030
                    Nov-1987          5.810          9.100
                    Dec-1987          5.800          8.980
                    Jan-1988          5.900          8.420
                    Feb-1988          5.690          8.340
                    Mar-1988          5.690          8.760
                    Apr-1988          5.920          9.100
                    May-1988          6.270          9.240
                    Jun-1988          6.500          8.910
                    Jul-1988          6.730          9.210
                    Aug-1988          7.020          9.300
                    Sep-1988          7.230          9.050
                    Oct-1988          7.340          8.740
                    Nov-1988          7.680          9.070
                    Dec-1988          8.090          8.990
                    Jan-1989          8.290          8.820
                    Feb-1989          8.480          9.110
                    Mar-1989          8.830          9.090
                    Apr-1989          8.700          8.930
                    May-1989          8.400          8.600
                    Jun-1989          8.220          8.040
                    Jul-1989          7.920          7.920
                    Aug-1989          7.910          8.200
                    Sep-1989          7.720          8.240
                    Oct-1989          7.590          7.910
                    Nov-1989          7.650          7.890
                    Dec-1989          7.640          7.980
                    Jan-1990          7.640          8.450
                    Feb-1990          7.760          8.540
                    Mar-1990          7.870          8.630
                    Apr-1990          7.780          8.990
                    May-1990          7.780          8.580
                    Jun-1990          7.740          8.400
                    Jul-1990          7.660          8.410
                    Aug-1990          7.440          8.980
                    Sep-1990          7.380          8.950
                    Oct-1990          7.190          8.760
                    Nov-1990          7.070          8.490
                    Dec-1990          6.810          8.250
                    Jan-1991          6.300          8.200
                    Feb-1991          5.950          8.200
                    Mar-1991          5.910          8.250
                    Apr-1991          5.670          8.180
                    May-1991          5.510          8.270
                    Jun-1991          5.600          8.410
                    Jul-1991          5.580          8.340
                    Aug-1991          5.390          8.060
                    Sep-1991          5.250          7.810
                    Oct-1991          5.030          7.910
                    Nov-1991          4.600          7.940
                    Dec-1991          4.120          7.400
                    Jan-1992          3.800          7.760
                    Feb-1992          3.840          7.790
                    Mar-1992          4.040          7.960
                    Apr-1992          3.750          8.040
                    May-1992          3.630          7.840
                    Jun-1992          3.660          7.780
                    Jul-1992          3.210          7.460
                    Aug-1992          3.130          7.410
                    Sep-1992          2.910          7.380
                    Oct-1992          2.860          7.630
                    Nov-1992          3.130          7.600
                    Dec-1992          3.220          7.400
                    Jan-1993          3.060          7.200
                    Feb-1993          2.930          6.900
                    Mar-1993          2.950          6.930
                    Apr-1993          2.870          6.930
                    May-1993          2.960          6.980
                    Jun-1993          3.070          6.670
                    Jul-1993          3.040          6.560
                    Aug-1993          3.020          6.090
                    Sep-1993          2.950          6.030
                    Oct-1993          3.020          5.970
                    Nov-1993          3.100          6.300
                    Dec-1993          3.060          6.350
                    Jan-1994          2.980          6.240
                    Feb-1994          3.250          6.660
                    Mar-1994          3.500          7.090
                    Apr-1994          3.680          7.310
                    May-1994          4.140          7.430
                    Jun-1994          4.140          7.610
                    Jul-1994          4.330          7.400
                    Aug-1994          4.480          7.450
                    Sep-1994          4.760          7.820
                    Oct-1994          4.950          7.970
                    Nov-1994          5.290          8.000
                    Dec-1994          5.600          7.880
                    Jan-1995          5.710          7.700
                    Feb-1995          5.770          7.440
                    Mar-1995          5.730          7.430
                    Apr-1995          5.650          7.340
                    May-1995          5.670          6.650
                    Jun-1995          5.470          6.620
                    Jul-1995          5.420          6.850
                    Aug-1995          5.400          6.650
                    Sep-1995          5.280          6.500
                    Oct-1995          5.490          6.330
                    Nov-1995          5.470          6.130
                    Dec-1995          5.080          5.950
                    Jan-1996          5.050          6.030
                    Feb-1996          5.030          6.470
                    Mar-1996          5.140          6.670
                    Apr-1996          5.150          6.910
                    May-1996          5.180          6.990
                    Jun-1996          5.160          6.870
                    Jul-1996          5.310          6.970
                    Aug-1996          5.280          7.120
                    Sep-1996          5.030          6.920
                    Oct-1996          5.150          6.640
                    Nov-1996          5.130          6.350
                    Dec-1996          5.170          6.640
                    Jan-1997          5.150          6.790
                    Feb-1997          5.220          6.800
                    Mar-1997          5.320          7.100
                    Apr-1997          5.230          7.140
                    May-1997          4.940          6.910
                    Jun-1997          5.170          6.740
                    Jul-1997          5.230          6.450
                    Aug-1997          5.220          6.610
                    Sep-1997          5.100          6.400
                    Oct-1997          5.200          6.150
                    Nov-1997          5.200          6.050
                    Dec-1997          5.350          5.920
                    Jan-1998          5.183          5.805
                    Feb-1998          5.308          5.919
                    Mar-1998          5.125          5.932
                    Apr-1998          4.978          5.951
                    May-1998          5.007          5.803
                    Jun-1998          5.093          5.626
                    Jul-1998          5.080          5.714
                    Aug-1998          4.830          5.256
                    Sep-1998          4.356          4.965
                    Oct-1998          4.323          5.150
                    Nov-1998          4.488          5.072
                    Dec-1998          4.457          5.092
                    Jan-1999          4.457          5.091
                    Feb-1999          4.664          5.575
                    Mar-1999          4.470          5.621
                    Apr-1999          4.530          5.661
                    May-1999          5.007          5.803
                    Jun-1999          4.763          5.969
                    Jul-1999          4.740          6.103
                    Aug-1999          4.961          6.067
                    Sep-1999          4.846          6.053
                    Oct-1999          5.083          6.161
                    Nov-1999          5.295          6.289
                    Dec-1999          5.312          6.479
                    Jan-2000          5.687          6.492
                    Feb-2000          5.776          6.146
                    Mar-2000          5.886          5.837
                    Apr-2000          5.813          5.963
                    May-2000          5.613          6.013
                    Jun-2000          5.860          5.896
                    Jul-2000          6.214          5.780
                    Aug-2000          6.301          5.667
                    Sep-2000          6.204          5.883
                    Oct-2000          6.384          5.787
                    Nov-2000          6.197          5.607
                    Dec-2000          5.890          5.456




                                                                              11
                                                                   ANNUAL REPORT
                                                               December 31, 2000

FINANCIAL HIGHLIGHTS

                                                                     ------------------    ------------------    ------------------
                                                                     For the year ended    For the year ended    For the year ended
                                                                     December 31, 2000     December 31, 1999     December 31, 1998
                                                                     ------------------    ------------------    ------------------
Selected Per Share Data:
Net asset value, beginning of period                                 $    12.89            $    13.74            $    13.97
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   1.39                  1.08                  1.24
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                 (0.10)                (0.75)                (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.29                  0.33                  0.99
------------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                 (1.32)                (1.18)                (1.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $    12.86            $    12.89            $    13.74
------------------------------------------------------------------------------------------------------------------------------------

Per share market value, end of period                                $    12.56            $    12.00            $    13.75
------------------------------------------------------------------------------------------------------------------------------------

Total investment return
------------------------------------------------------------------------------------------------------------------------------------
   Per share market value (a)                                             16.60%                (4.42)%                9.86%
------------------------------------------------------------------------------------------------------------------------------------
   Per share net asset value (b)                                          10.50%                 2.44%                 7.33%
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------------------------------------------------------------
   Operating expenses (excluding interest expense)                         1.01%                 1.01%                 0.99%
------------------------------------------------------------------------------------------------------------------------------------
   Total operating expenses                                                4.15%                 3.16%                 3.61%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                  10.79%                 7.97%                 8.81%
------------------------------------------------------------------------------------------------------------------------------------

Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (amounts in thousands)                  $  141,581            $  141,860            $  151,222
------------------------------------------------------------------------------------------------------------------------------------
   Amount of borrowings outstanding, end of period (in thousands)    $   72,034            $   52,233            $   59,990
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                               104.73%                 1.86%                 7.92%
------------------------------------------------------------------------------------------------------------------------------------

                                                                    ------------------    ------------------
                                                                    For the year ended    For the year ended
                                                                     December 31, 1997     December 31, 1996
                                                                    ------------------    ------------------
Selected Per Share Data:
Net asset value, beginning of period                                 $    13.71            $    13.84
------------------------------------------------------------------------------------------------------------
   Net investment income                                                   1.20                  1.23
------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                  0.29                 (0.13)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.49                  1.10
------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                 (1.23)                (1.23)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $    13.97            $    13.71
------------------------------------------------------------------------------------------------------------

Per share market value, end of period                                $    13.69            $    12.88
------------------------------------------------------------------------------------------------------------

Total investment return
------------------------------------------------------------------------------------------------------------
   Per share market value (a)                                             16.40%                14.57%
------------------------------------------------------------------------------------------------------------
   Per share net asset value (b)                                          11.27%                 8.45%
------------------------------------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------------------------------------
   Operating expenses (excluding interest expense)                         0.97%                 0.99%
------------------------------------------------------------------------------------------------------------
   Total operating expenses                                                3.69%                 3.60%
------------------------------------------------------------------------------------------------------------
   Net investment income                                                   8.63%                 9.08%
------------------------------------------------------------------------------------------------------------

Supplemental data
------------------------------------------------------------------------------------------------------------
   Net assets, end of period (amounts in thousands)                  $  153,803            $  150,929
------------------------------------------------------------------------------------------------------------
   Amount of borrowings outstanding, end of period (in thousands)    $   74,688            $   69,850
------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                                 8.74%                35.98%
------------------------------------------------------------------------------------------------------------

(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(b) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.


12
ANNUAL REPORT
December 31, 2000

STATEMENT OF ASSETS AND LIABILITIES
                                                            --------------------
                                                            December 31, 2000
                                                            --------------------

Amounts in thousands, except share and per share amounts


Assets:

Investments in securities, at market value
   (Identified cost: $218,480)                              $   212,772
-------------------------------------------------------------------------
Cash                                                                 32
-------------------------------------------------------------------------
Interest receivable                                               2,911
-------------------------------------------------------------------------
Paydown receivable                                                  118
-------------------------------------------------------------------------
Receivable for investments sold                                  51,654
-------------------------------------------------------------------------
Other assets                                                         52
-------------------------------------------------------------------------

Total assets                                                $   267,539
=========================================================================

Liabilities:

Reverse repurchase agreements                               $    72,034
-------------------------------------------------------------------------
Payable for investments purchased                                50,494
-------------------------------------------------------------------------
Dividends payable                                                 3,125
-------------------------------------------------------------------------
Accrued investment manager's fee                                    239
-------------------------------------------------------------------------
Accrued administrator's fee                                          33
-------------------------------------------------------------------------
Other liabilities                                                    33
-------------------------------------------------------------------------
Total liabilities                                           $   125,958
=========================================================================


Net assets applicable to outstanding stock                  $   141,581
=========================================================================

Net Assets consist of:

Capital stock - authorized 300 million shares,
    $.001 par value; outstanding 11,009,587 shares          $        11
-------------------------------------------------------------------------
Additional paid-in capital                                      152,272
-------------------------------------------------------------------------
Accumulated net investment loss                                      (2)
-------------------------------------------------------------------------
Accumulated net realized loss from investments                   (4,992)
-------------------------------------------------------------------------
Net unrealized depreciation of investments                       (5,708)
-------------------------------------------------------------------------
                                                            $   141,581
=========================================================================
Net asset value per share outstanding                       $     12.86
=========================================================================

STATEMENT OF OPERATIONS
                                                            --------------------
                                                            For the year ended
                                                            December 31, 2000
                                                            --------------------
Amounts in thousands


Interest income                                             $    21,178
-------------------------------------------------------------------------
Expenses:

Interest expense                                                  4,460
-------------------------------------------------------------------------
Investment manager fee                                            1,002
-------------------------------------------------------------------------
Administration fee                                                  138
-------------------------------------------------------------------------
Custodian and portfolio accounting fee                               79
-------------------------------------------------------------------------
Directors' fee                                                       51
-------------------------------------------------------------------------
Proxy expense                                                        18
-------------------------------------------------------------------------
Legal fee                                                             9
-------------------------------------------------------------------------
Audit fee                                                            17
-------------------------------------------------------------------------
Other expenses                                                      110
-------------------------------------------------------------------------
   Total expenses                                                 5,884
-------------------------------------------------------------------------

Net investment income                                       $    15,294
=========================================================================


Net realized and unrealized gain (loss):

Net realized loss on investments                                 (1,464)
-------------------------------------------------------------------------
Net realized loss on written options                               (697)
-------------------------------------------------------------------------
Net realized loss on swap transactions                           (1,876)
-------------------------------------------------------------------------
Unrealized appreciation on investments                            2,943
-------------------------------------------------------------------------

   Net loss on  investments                                 $    (1,094)
-------------------------------------------------------------------------

Net increase in assets resulting from operations            $    14,200
=========================================================================

                                                                              13
                                                                   ANNUAL REPORT
                                                               December 31, 2000

STATEMENT OF CHANGES IN NET ASSETS


Amounts in thousands, except per share amounts

                                                                                ------------------     ------------------
                                                                                For the year ended     For the year ended
                                                                                December 31, 2000      December 31, 1999
                                                                                ------------------     ------------------
Increase (Decrease) in Net Assets from:
Operations:

Net investment income                                                           $    15,294            $    11,781
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (4,037)                    66
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments                                 2,943                 (8,307)
-------------------------------------------------------------------------------------------------------------------------
Net increase resulting from operations                                               14,200                  3,540
-------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from:

Net investment income                                                               (14,479)               (12,934)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions:

Issued as reinvestment of distributions (2,418 shares in 1999)                            0                     32
-------------------------------------------------------------------------------------------------------------------------

Total Decrease in Net Assets                                                           (279)                (9,362)
=========================================================================================================================
Net Assets

Beginning of period                                                                 141,860                151,222
-------------------------------------------------------------------------------------------------------------------------
End of period *                                                                 $   141,581            $   141,860
-------------------------------------------------------------------------------------------------------------------------

*Including accumulated net investment loss of:                                  $        (2)           $      (817)
-------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                                                                                       ------------------
                                                                                                       For the year ended
                                                                                                       December 31, 2000
                                                                                                       ------------------
Amounts in thousands
Net increase in net assets resulting from operations                                                   $    14,200
-------------------------------------------------------------------------------------------------------------------------

Adjustments to reconcile to net cash provided from operating activities:

Increase in interest receivable                                                                               (731)
-------------------------------------------------------------------------------------------------------------------------
Amortization of premium and discount, net                                                                   (1,225)
-------------------------------------------------------------------------------------------------------------------------
Decrease in accrued expenses                                                                                  (126)
-------------------------------------------------------------------------------------------------------------------------
Increase in other assets                                                                                       (52)
-------------------------------------------------------------------------------------------------------------------------
Net loss on investments                                                                                      1,094
-------------------------------------------------------------------------------------------------------------------------
    Total adjustments                                                                                       (1,040)
-------------------------------------------------------------------------------------------------------------------------
Net cash provided from operating activities                                                                 13,160
-------------------------------------------------------------------------------------------------------------------------

Investing activities:
Purchase of long-term portfolio investments                                                               (136,263)
-------------------------------------------------------------------------------------------------------------------------
Proceeds from disposition of long-term portfolio investments                                               109,193
-------------------------------------------------------------------------------------------------------------------------
Proceeds from disposition of short-term portfolio investments, net                                           6,911
-------------------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                                                      (20,159)
-------------------------------------------------------------------------------------------------------------------------

Financing activities*:
Cash dividends paid                                                                                        (12,936)
-------------------------------------------------------------------------------------------------------------------------
Net increase in reverse repurchase agreements                                                               19,802
-------------------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                                                    6,866
-------------------------------------------------------------------------------------------------------------------------

Net decrease in cash:                                                                                         (133)
-------------------------------------------------------------------------------------------------------------------------
Cash at beginning of period                                                                                    165
-------------------------------------------------------------------------------------------------------------------------
Cash at end of period                                                                                  $        32
-------------------------------------------------------------------------------------------------------------------------


* Cash paid for interest for the year ended December 31, 2000, amounted to $4,454.


14
ANNUAL REPORT
December 31, 2000

SCHEDULE OF INVESTMENTS

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES 120.9%
--------------------------------------------------------------------------------

Multi-Class 58.2%
Aetna Commercial Trust
   7.100% due 12/26/2030                                $   1,000     $   1,004
Airplanes Pass Through Trust
  10.875% due 03/15/2019                                    1,975         1,462
Asset Securitization Corp.
   7.384% due 08/13/2029                                      750           769
Blackrock Capital Financial
   8.480% due 10/25/2026 (e)                                3,000         2,295
CBA Mortgage Corp.
   6.670% due 12/25/2003 (b)                                  227           221
Commercial Mortgage Acceptance Corp.
   6.935% due 11/15/2009 (b)                                1,500         1,452
Federal Deposit Insurance Corp.
   7.870% due 11/25/2026 (b)(c)                             1,260         1,260
FFCA Secured Lending Corp.
   1.000% due 09/18/2020 (d)(e)                            21,176         2,039
First Boston Mortgage Securities Corp.
   7.672% due 01/25/2028 (b)(e)                             1,298         1,240
First Chicago Lennar Trust
   8.125% due 04/29/2006 (b)(e)                             5,000         4,958
Forest City Enterprises, Inc.
   8.500% due 03/15/2008                                    4,000         3,780
General Electric Capital Mortgage Services, Inc.
   7.250% due 08/25/2029 (c)                                2,768         2,682
General Motors Acceptance Corp.
   7.090% due 05/15/2030 (b)(e)                             1,500         1,057
GMAC Commercial Mortgage Securities, Inc.
   6.500% due 03/15/2012 (c)                                2,000         1,790
Green Tree Financial Corp.
   8.000% due 07/15/2018 (c)                                3,087         2,869
   7.510% due 07/15/2028 (c)                                4,000         3,759
J.P. Morgan Commercial Mortgage Finance Corp.
   8.574% due 11/25/2027 (b)(e)                             2,284         2,061
Keystone Owner Trust
   8.500% due 01/25/2029 (e)                                4,900         2,793
LB Commercial Conduit Mortgage Trust
   6.000% due 12/15/2008 (e)                                5,000         4,025
Merrill Lynch Mortgage Investors, Inc.
   9.407% due 11/25/2020 (b)(c)(e)                          2,500         2,505
   7.784% due 06/15/2021 (b)                                  574           581
   7.120% due 06/18/2029                                    1,000           953
   7.120% due 06/18/2029 (c)                                1,000           984
Morgan Stanley Capital
   6.850% due 02/15/2020 (e)                                1,000           813
   7.695% due 10/03/2030 (e)                                2,000         1,777
Mortgage Capital Funding, Inc.
   7.531% due 04/20/2007                                    1,000         1,004
Nationslink Funding Corp.
   7.050% due 02/20/2008 (e)                                2,000         1,645
   7.100% due 01/20/2009 (c)                                2,000         1,959
   7.756% due 01/20/2009 (c)                                2,500         2,601
   7.105% due 01/20/2013 (e)                                2,500         2,016
NB Commercial Mortgage
   8.730% due 10/20/2023 (e)                                  897           901
Nomura Asset Securities Corp.
  10.003% due 09/11/2019 (b)(c)                             3,000         3,226
Nomura Depositor Trust
   9.369% due 01/15/2003 (b)(e)                             4,000         3,878
Prudential Securities Secured Financing Corp.
   6.755% due 08/15/2011 (e)                                2,000         1,559
   7.610% due 12/26/2022                                    1,000           992
Resolution Trust Corp.
   8.835% due 12/25/2023 (c)                                1,600         1,600
   8.000% due 04/25/2025                                      352           350
   8.000% due 06/25/2026                                    2,062         2,075
   6.900% due 02/25/2027                                    1,347         1,269
   7.000% due 05/25/2027                                    1,718         1,671
Salomon Brothers Mortgage Securities
   7.500% due 05/25/2026                                      234           222
Sasco Floating Rate Commercial Mortgage Trust
   7.197% due 04/25/2003 (b)(c)(e)                          2,500         2,465
Structured Asset Securities Corp.
   7.750% due 02/25/2028 (c)                                3,841         3,857
                                                                      ---------
                                                                         82,419

Multi-Family 25.6%
Chase Commercial Mortgage Securities Corp.
   6.900% due 11/19/2006                                    1,500         1,436
   6.900% due 11/19/2028 (e)                                5,500         4,817
Donaldson, Lufkin & Jenrette, Inc.
   7.350% due 12/18/2003 (c)                                3,000         2,987
Fannie Mae
   7.863% due 12/25/2015 (b)(e)                             2,482         1,920
   9.375% due 04/01/2016 (c)                                1,045         1,048
   7.875% due 11/01/2018                                      165           165
Federal Housing Administration
   8.360% due 01/01/2012                                      837           839
   6.875% due 11/01/2023                                    1,906         1,802
   7.380% due 04/01/2041                                    2,500         2,529
First Boston Mortgage Securities Corp.
   7.201% due 09/25/2006 (b)                                  976           971
Government National Mortgage Association
   9.500% due 09/15/2030 (c)                                4,243         4,285
   8.625% due 10/15/2034 (c)                                3,432         3,663
ICI Funding Corp. Secured Assets Corp.
   7.750% due 03/25/2028                                    1,006           960
Multi-Family Capital Access One, Inc.
   7.400% due 01/15/2024                                    1,543         1,534
NationsBanc Mortgage Capital Corp.
   8.048% due 05/25/2028 (e)                                2,000         1,702
Structured Asset Securities Corp.
   7.050% due 11/25/2007                                    6,000         5,640
                                                                      ---------
                                                                         36,298

Healthcare 22.8%
LTC Commercial Corp.
   9.200% due 11/28/2012 (c)(e)                             1,500         1,500
   9.300% due 06/15/2026 (c)(e)                             4,000         3,960
Nomura Asset Securities Corp.
   6.680% due 12/15/2001 (c)(e)                            12,100        11,828
Red Mountain Funding Corp.
   8.922% due 01/15/2019 (b)(e)                             1,000           513
   7.471% due 01/15/2019 (e)                                1,000           649
   7.072% due 01/15/2019 (e)                                2,000         1,716
   9.150% due 11/28/2027 (e)                                3,200         2,096
SC Commercial
   7.800% due 11/28/2013 (c)(e)                             5,000         4,978
   7.050% due 11/28/2013 (c)(e)                             5,000         4,978
                                                                      ---------
                                                                         32,218

Hospitality 12.5%
Cooper Hotel
   7.500% due 07/15/2013 (c)                                7,159         7,307
Franchise Mortgage Acceptance Corp. (g)
   7.981% due 11/15/2018 (e)                                2,300           690
German American Capital Corp.
   8.535% due 10/10/2002 (e)                                2,000         1,975
Host Marriott Pool Trust
   8.310% due 08/03/2009 (c)(e)                             2,000         2,119
Hotel First
   8.520% due 08/05/2008 (c)(e)                             2,541         2,653
John Q Hammons Hotels LP
   8.875% due 02/15/2004                                      450           411
Starwood Commercial Mortgage Trust
   6.920% due 02/03/2009 (c)                                2,500         2,496
                                                                      ---------
                                                                         17,651

                                                                              15
                                                                   ANNUAL REPORT
                                                               December 31, 2000

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
Retail 1.8%
Trizec Finance Ltd.
  10.875% due 10/15/2005                                $   2,505     $   2,505
                                                                      ---------
Total Commercial Mortgage-Backed Securities                             171,091
(Cost $175,149)                                                       =========

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 5.5%
--------------------------------------------------------------------------------

Banking & Finance 0.7%
Mercury Finance Co.
  10.000% due 03/23/2001 (e)                                1,002         1,020
                                                                      ---------

Industrials 2.7%
Building Materials Corp.
   8.000% due 10/15/2007                                    3,000           787
Container Corp. of America
  11.250% due 05/01/2004                                    1,500         1,507
Grupo Iusacell SA de CV
  10.000% due 07/15/2004                                      750           727
U.S. Airways, Inc.
   9.330% due 01/01/2006                                      873           835
                                                                      ---------
                                                                          3,856

Utilities 2.1%
Calpine Corp.
   8.750% due 07/15/2007                                    1,680         1,736
Flag Ltd.
   8.250% due 01/30/2008                                    1,400         1,204
                                                                      ---------
                                                                          2,940
                                                                      ---------
Total Corporate Bonds & Notes                                             7,816
(Cost $10,300)                                                        =========

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 21.4%
--------------------------------------------------------------------------------

Access Financial Manufactured Housing Contract Trust
   7.650% due 05/15/2021 (c)                                2,500         2,025
Bear Stearns Mortgage Securities, Inc.
   7.750% due 06/25/2027                                    1,606         1,563
Conseco Finance
  10.550% due 05/15/2005                                    1,000         1,014
Conseco Finance Securitizations Corp.
  10.210% due 02/01/2032 (c)                                2,500         2,545
Empire Funding Home Loan Owner Trust
   8.690% due 04/25/2023                                    2,000         1,090
First International Bank
  12.370% due 04/15/2026 (b)                                3,000         2,782
First Sierra Receivables
  11.510% due 01/18/2007 (e)                                2,300         2,340
Firstplus Global Issuance
   7.690% due 09/11/2023 (c)(e)                             2,500         2,304
Green Tree Financial Corp.
   7.050% due 02/15/2027                                      922           775
Keystone Owner Trust
   8.500% due 01/25/2029 (e)                                5,000         4,452
Life Financial Home Loan Owner Trust
   9.090% due 04/25/2024 (c)                                4,873         4,265
NPF XII, Inc.
   7.047% due 10/01/2003 (b)(e)                             1,500         1,502
Wilshire Mortgage Loan Trust
   8.990% due 05/25/2028 (e)                                4,284         3,599
                                                                      ---------
Total Asset-Backed Securities                                            30,256
(Cost $29,422)                                                        =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.5%
--------------------------------------------------------------------------------

Commercial Paper 1.3%
American Express Credit Corp.
   6.330% due 02/21/2001                                      700           694
   6.340% due 03/21/2001                                      300           296
Becton Dickinson & Co.
   6.110% due 04/09/2001                                      600           590
   6.110% due 04/25/2001                                      300           294
                                                                      ---------
                                                                          1,874
                                                                      =========

Repurchase Agreement 1.2%
State Street Bank & Trust Co.
    6.000% due 01/02/2001
    (Dated 12/29/2000. Collateralized by                    1,735         1,735
    Fannie Mae
    6.350% due 02/01/2001 valued at $1,770
    Repurchase proceeds are $1,736.)
                                                                      ---------
Total Short-Term Instruments                                              3,609
(Cost $3,609)                                                         =========

Total Investments (a) 150.3%                                          $ 212,772
(Cost $218,480)

Other Assets and Liabilities (Net) (50.3%)                              (71,191)
                                                                      ---------

Net Assets 100.0%                                                     $ 141,581
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) The identified cost of investments owned as of December 31, 2000, was the same for federal income tax and financial statement purposes.

(b) Variable rate security. The rate listed is as of December 31, 2000.

(c) Securities pledged as collateral for reverse repurchase agreements.

(d) Interest only security.

(e) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(f) Swap agreements outstanding at December 31, 2000:

                                                     Notional      Unrealized
Type                                                   Amount    Appreciation
--------------------------------------------------------------------------------
Receive floating rate based on the Lehman
Erisa Commercial Mortgage-Backed Index and pay floating rate based on 1-month LIBOR minus 0.300%.

Broker: Goldman Sachs & Co.
Exp. 02/01/2001                                    $   50,000      $        0

Receive floating rate based on 2-month LIBOR minus 0.450% and pay a floating rate based on the Lehman Erisa Commercial Mortgage-Backed
Index.

Broker: Lehman Brothers, Inc.
Exp. 01/31/2001                                        50,000      $        0
                                                                   ----------
                                                                   $        0
                                                                   ==========

(g) Security is in default.

16
ANNUAL REPORT
December 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

Swaps. The Fund is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or losses in the Statement of Operations. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

                                                                              17
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Dividends and distributions to shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

Federal income taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collaterizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the 1940 Act.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Written Options. When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and equivalent liability. The amount of the liability is subsequently "market-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

18
ANNUAL REPORT
December 31, 2000

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

3. Investment Manager Fee, Administration Fee, and Directors' Fee

Investment Manager Fee. Pacific Investment Management Company ("Pacific Investment") serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

Directors' Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. Securities Transactions

Cost of purchases and proceeds from sales of securities (excluding short-term investments) for the period ended December 31, 2000, were as follows:

          U.S. Government/Agency                     All Other
      -------------------------------------------------------------------
          Purchases             Sales         Purchases             Sales
      -------------------------------------------------------------------
      $ 171,272,659     $ 178,140,349     $  71,846,075     $  35,122,801

5. Transaction in Written Call and Put Options

Transaction in written call and put options were as follows:

                                      # of Contracts                 Premium
                                      ---------------------------------------
   Balance at 12/31/1999                           0       $               0
   Sales                                       4,800                 441,109
   Closing Buys                               (4,800)               (441,109)
   Expirations                                     0                       0
   Exercised                                       0                       0
   Balance at 12/31/2000                           0       $               0

6. Federal Income Tax Matters

At December 31, 2000, the net unrealized depreciation of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation                    $       4,910,888
Aggregate gross unrealized depreciation                          (10,618,751)
                                                           -----------------
Net unrealized depreciation                                $      (5,707,863)
                                                           =================

                                                                              19
                                                                   ANNUAL REPORT
                                                               December 31, 2000

The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 2000, amounting to $4,992,244, is available to offset future taxable gains. If not applied, $229,745, $687,550, $38,143, and $4,036,806 of the loss will expire in 2003, 2004, 2007, and 2008, respectively.

7. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the period ended December 31, 2000 was $65,749,348 at a weighted average interest rate of 6.75%. On December 31, 2000, securities valued at $89,360,210, were pledged as collateral for reverse repurchase agreements.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

8. Acquisition by Allianz AG (Unaudited)

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now lead the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for retail and institutional clients around the world.

20
ANNUAL REPORT
December 31, 2000

DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. State Street Bank & Trust Co. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the

                                                                              21
                                                                   ANNUAL REPORT
                                                               December 31, 2000

(UNAUDITED)

number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

22
ANNUAL REPORT
December 31, 2000

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

   PIMCO Commercial Mortgage Securities Trust, Inc.
   c/o State Street Bank & Trust Co.
   150 Royalle Street
   Canton, MA 02021
   Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to State Street Bank & Trust Co.. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

                                                                              23
                                                                   ANNUAL REPORT
                                                               December 31, 2000

REPORT OF INDEPENDENT AUDITORS


The Shareholders and Board of Directors
PIMCO Commercial Mortgage Securities Trust, Inc.

We have audited the accompanying statement of assets and liabilities of PIMCO Commercial Mortgage Securities Trust, Inc. (the Fund), including the schedule of investments, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
February 12, 2001

24
ANNUAL REPORT
February 12, 2001

BOARD OF DIRECTORS
AND OTHER INFORMATION

Directors and Officers
         Brent R. Harris, Chairman of the Board and Director
         R. Wesley Burns, President and Director
         Guilford C. Babcock, Director
         E. Philip Cannon, Director
         Vern O. Curtis, Director
         J. Michael Hagan, Director
         Thomas P. Kemp, Sr., Director
         William J. Popejoy, Director
         Garlin G. Flynn, Secretary
         John P. Hardaway, Treasurer

Investment Manager and Administrator
         Pacific Investment Management Company LLC
         840 Newport Center Drive, Suite 300
         Newport Beach, California 92660

Transfer Agent
         State Street Bank & Trust Co.
         150 Royalle Street
         Canton, MA 02021

Custodian
         State Street Bank & Trust Co.
         801 Pennsylvania
         Kansas City, Missouri 64105

Legal Counsel
         Dechert Price & Rhoads
         1775 Eye Street, N.W.
         Washington, D.C. 20006-2401

Independent Auditors
         Ernst & Young LLP
         One Kansas City Place
         1200 Main Street
         Kansas City, Missouri 64105

      PIMCO
 COMMERCIAL
   MORTGAGE
 SECURITIES
TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.